                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                                 FORM 8-K


                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                              -----------


           Date of Report (Date of earliest event reported)


                             January 1, 2002
              -----------------------------------------

                    CRIIMI MAE FINANCIAL CORPORATION
       (Exact name of registrant as specified in its charter)




    Maryland         33-94694                    52-1931369
  (State of        (Commission         (IRS Employer
 incorporation)     File Number)      Identification No.)


  11200 Rockville Pike, Rockville, Maryland        20852
  -----------------------------------------    ---------------
  (Address of principal executive offices)       (Zip Code)


                             (301) 816-2300
  ----------------------------------------------------------------
         (Registrant's telephone number, including area code)


  ----------------------------------------------------------------
   (Former name or former address, if changed since last report)

                     Exhibit Index is on Page 4

Item 5.  Other Events
         ------------
         Attached hereto is the Report to Mortgage Certificateholders for the payment date January 1, 2002, concerning CRIIMI MAE Financial Corporation's 7.00% Collateralized Mortgage Obligations due January 1, 2033.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         Exhibit 20.1 CRIIMI MAE Financial Corporation 7.00% Collateralized Mortgage Obligations due January 1, 2033, Report to Mortgage Certificateholders dated January 1, 2002.

                                S I G N A T U R E

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                      CRIIMI MAE Financial Corporation


                                      /s/Cynthia O. Azzara
                                      -----------------------------
                                      Cynthia O. Azzara
                                      Its:     Chief Financial Officer/
                                                 Senior Vice President

                     Index to Exhibits



Exhibit No.                Description                                 Page
-----------                -----------                                 ----
20.1                       CRIIMI MAE                                   5
                           Financial Corporation
                           7.00% Collateralized
                           Mortgage
                           Obligations due
                           January 1, 2033,
                           Report to Mortgage
                           Certificateholders
                           dated January 1, 2002

Exhibit 20.1
------------
State Street
Corporate Trust Department
Securities Administration
Report to Mortgage Certificateholders
Trustee Report

Contents

Principal and Interest Details        6         Delinquency                7
Detailed distribution amounts                   Other Information          8
Balance Information                   6         Supplement Loan Level remittance
                                                and delinquency information

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  January 1, 2002

Principal Distribution Detail

                            Scheduled               Principal           FHA Insurance          Realized          Net Principal
                            Principal              Prepayments            Proceeds              Losses           Distribution
                           ------------            ------------         -------------          --------          -------------
Mortgages                  $  36,515.83            $      0.00       $      0.00               $   0.00          $  36,515.83
GNMA                       $  57,655.99            $      0.00            N/A                  $   0.00          $  57,655.99
Total                      $  94,171.82            $      0.00       $      0.00               $   0.00          $  94,171.82

Interest Distribution Detail
                                                                                                           Net Int. Dist.
                                                     Interest                Interest Strip                Incl. Prepay
                                                      Amount                     Amount                        Penalty
                                                   -------------             -------------                 --------------
Mortgages                                          $  341,150.96             $   35,110.69                 $   306,040.27
GNMA                                               $  411,269,82                       N/A                 $   411,269.82
Total                                              $  752,420.78             $   35,110.69                 $   717,310.09

Interest Payable on Bonds
                                         Beginning                Interest             Interest               Additional
                                          Balance               Rate (Fixed)            Payable             Interest Payable
                                      ---------------           ------------          -----------           ----------------
                                      $100,727,532.74                  7.00%          $587,577.27       $        0.00

Balance Information
-------------------
Principal Balance of Collateral
                                                   Actual Beginning               Actual Principal            Actual Ending
                                                       Balance                         Payable                    Balance
                                                   ----------------               ----------------           ---------------
FHA Mortgages                                      $  45,987,110.77               $   36,515.83              $ 45,950,594.94
GNMA                                               $  61,612,055.58               $   57,655.99              $ 61,554,399.59
Total                                              $ 107,599,166.35               $   94,171.82              $107,504,994.53

Principal Balance of Bonds
                                                      Beginning                     Principal                    Ending
                                                       Balance                       Payable                     Balance
                                                   ---------------                --------------             ---------------
                                                   $100,727,532.74                $  94,171.82               $100,633,360.92

State Street
Corporate Trust Department
Securities Administration
Report to Mortgage Certificateholders
Trustee Report

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  January 1, 2002

Delinquency Information
-----------------------
Delinquent Mortgage Loans

                                       One Month           Two Months           Three Months+          Foreclosures
                                     --------------       -------------         -------------          ------------
Number                                           0                   0                      2                     0
Scheduled Principal Balance          $        0.00        $       0.00          $   73,682.39          $       0.00
Actual Principal Balance             $        0.00        $       0.00          $  269,769.79          $       0.00


Delinquent Mortgage Loans Detail

                                                                                    Actual
                                                                                    Stated
                                      Months                   Loan                Principal                Status of
                                    Delinquent                Number                Balance                Foreclosure
                                   -------------             ---------           --------------            -----------
                                        14                    158925             $   151,838.16                 N/A
                                        14                    158926             $   117,931.63                 N/A
                                                                                 $   269,769.79
Liquidations                   0

                                Loan              Nature of            Final Recovery                FHA            Realized
                               Number            Liquidation            Determination              Proceeds           Loss
                               ------            -----------           --------------              --------         --------


State Street
Corporate Trust Department
Securities Administration
Report to Mortgage Certificateholders
Trustee Report

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  January 1, 2002

Other Information
-----------------
P&I Advances

Aggregate P&I Advances                                              $0.00
Aggregate unreimbursed P&I Advances                                 $0.00
Interest on P&I Advances paid to Master Servicer                    $0.00
Interest accrued on unreimbursed P&I Advances                       $0.00


Realized Losses

Aggregate Realized Losses incurred                                  $0.00


Fees

                       Master                          Trustee
                    Servicing Fee                        Fee
                    -------------                     ---------

Mortgages           $    1,916.13                     $  344.90
GNMA                $    2,567.17                     $  462.09
Total               $    4,483.30                     $  806.99


    Disclaimer Notice
    -----------------

    Notice: This report has been prepared by or based on information furnished to State Street Bank and Trust Company ("State Street") by one or more third parties (e.g., Servicer, Master Servicer, etc.). State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representation or warranty with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose. State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  01-January-02

                                                                                                    Scheduled          Actual
                                            Maturity     Note       Net     Pass-thru     I/O       Beginning         Beginning
Loan No.    Property Name                     Date       Rate      Rate        Rate       Rate       Balance           Balance
--------    -------------                   --------    ------    ------    ---------   --------  --------------    --------------
031-35192   Aspen-Linwood Garden Apts.      10/01/27     8.375%    8.125%     8.066%      0.125%    2,705,313.26      2,705,313.03
086-15001   Austin Hewitt House - II        01/01/31     9.500%    9.250%     9.191%      0.875%      229,314.58        229,314.56
086-43027   Austin Hewitt House Expansion   01/01/31    10.750%   10.500%    10.441%      1.500%    1,052,224.28      1,051,664.31
117-43049   Bell Avenue Nursing Home        09/01/31    11.000%   10.580%    10.521%      2.455%    1,825,445.09      1,825,437.22
072-43092   Centralia Fireside              10/01/32     9.125%    8.625%     8.566%      0.125%       74,849.76        151,838.16
072-43093   Centralia Friendship            11/01/32     9.000%    8.500%     8.441%      0.000%       42,788.87        117,931.63
114-11126   Country Place - Sealy, TX       05/01/29     9.000%    8.750%     8.691%      2.125%      393,228.97        393,229.05
052-43041   Devlin Manor                    10/01/32    10.000%    9.950%     9.891%      1.200%    5,535,141.11      5,535,141.57
016-43064   Eastgate Nursing                07/01/33     9.625%    9.250%     9.191%      1.250%    1,753,760.51      1,753,727.61
083-10013   Guardian Court Apts             06/01/34     8.750%    8.625%     8.566%      2.000%    2,161,986.51      2,161,986.48
073-14001   Harborside Apartments           02/01/19    10.250%   10.150%    10.091%      2.025%    2,077,417.96      2,076,728.37
118-43026   Highland Park Manor             01/01/31    11.000%   10.375%    10.316%      1.375%    2,406,227.40      2,406,210.70
073-12003   Lakeside Gardens                02/01/26    10.250%   10.150%    10.091%      2.025%    2,506,922.85      2,506,556.33
053-43083   Quality Link                    06/01/32    10.250%   10.100%    10.041%      1.350%    1,748,411.10      1,747,717.38
062-11019   Riverchase Garden Apts          02/01/27     8.750%    8.550%     8.491%      0.550%    5,985,758.88      5,985,757.74
117-43048   Southern Oaks Nursing Home      01/01/31    11.000%   10.375%    10.316%      1.375%    2,386,113.47      2,386,105.03
000-43043   Stoddard Baptist Nursing Home   03/01/27     8.000%    7.900%     7.841%      0.000%    8,897,341.97      8,897,340.78
121-35818   Woodcreek Apartments            10/01/26     7.250%    7.125%     7.066%      0.000%    4,055,108.26      4,055,108.58
                                                                                                  --------------    ---------------
            FHA Subtotal                    11/23/28      9.20%     8.99%      8.93%       0.90%   45,837,354.84     45,987,108.53

CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  01-January-02

                                            Scheduled      Actual          Scheduled          Actual       Scheduled     Actual Net
                                              P & I        P & I           Principal         Principal      Interest      Interest
Loan No.    Property Name                    (Gross)       (Net)            Payment           Payment       Payment       Payment
--------    -------------                   ---------   ------------      ----------        ---------     ----------    ----------
031-35192   Aspen-Linwood Garden Apts.      21,333.83     20,770.22        2,453.00          2,453.00      18,317.23     18,317.22
086-15001   Austin Hewitt House - II         1,938.08      1,890.30          122.67            122.67       1,767.63      1,767.63
086-43027   Austin Hewitt House Expansion    9,855.73      9,636.63          241.64            434.57       9,394.99      9,202.06
117-43049   Bell Avenue Nursing Home        17,409.23     18,126.66        2,032.32          2,032.39      16,094.34     16,094.27
072-43092   Centralia Fireside              22,822.81          0.00       22,284.83              0.00         537.98          0.00
072-43093   Centralia Friendship            21,974.50          0.00       21,671.41              0.00         303.09          0.00
114-11126   Country Place - Sealy, TX        3,223.00      3,141.08          273.78            273.78       2,867.29      2,867.30
052-43041   Devlin Manor                    48,350.87     48,120.26        2,224.71          2,224.71      45,895.55     45,895.55
016-43064   Eastgate Nursing                14,776.18     14,228.14          709.57            709.82      13,518.57     13,518.32
083-10013   Guardian Court Apts             16,739.55     16,203.14          663.86            663.86      15,539.28     15,539.28
073-14001   Harborside Apartments           21,421.99     21,248.94        3,677.45          3,683.28      17,571.49     17,565.66
118-43026   Highland Park Manor             24,079.96     21,781.03          977.19            977.33      20,803.84     20,803.70
073-12003   Lakeside Gardens                23,377.55     23,168.68        1,964.29          1,967.39      21,204.39     21,201.29
053-43083   Quality Link                    15,617.01     15,398.54          682.75            688.59      14,715.79     14,709.95
062-11019   Riverchase Garden Apts          49,076.61     48,078.99        5,430.46          5,430.47      42,648.53     42,648.52
117-43048   Southern Oaks Nursing Home      22,808.19     21,565.43          935.49            935.56      20,629.94     20,629.87
000-43043   Stoddard Baptist Nursing Home   68,388.21     67,646.77        9,072.60          9,072.61      58,574.17     58,574.16
121-35818   Woodcreek Apartments            29,345.41     28,923.01        4,845.80          4,845.80      24,077.21     24,077.21
                                          -----------   -----------    ------------      ------------   ------------   -----------
            FHA Subtotal                   432,538.71    379,927.82       80,263.82         36,515.83     344,461.31    343,411.99

CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  01-January-02

                                                     Recovery of
                                                      Delinquent
                                         Interest     Interest    WL/NIS       Scheduled       Actual      Delinq. Prepay  Principal
Loan No.    Property Name                 Strip        Strip     Interest      Ending Bal.    Ending Bal.  Status  Pymts     Prepay.
--------    -------------              -------------  --------  -----------   -------------  ------------ ------- -------  ---------
031-35192   Aspen-Linwood Garden Apts.        281.80             18,035.42     2,702,860.26    2,702,860.03
086-15001   Austin Hewitt House - II          167.21              1,600.42       229,191.91      229,191.89
086-43027   Austin Hewitt House Expansion   1,314.58              7,887.48     1,051,982.63    1,051,229.74
117-43049   Bell Avenue Nursing Home        3,734.54             12,359.73     1,823,412.77    1,823,404.83
072-43092   Centralia Fireside                 15.82                  0.00        52,564.93      151,838.16  14 mths
072-43093   Centralia Friendship                0.00                  0.00        21,117.46      117,931.63  14 mths
114-11126   Country Place - Sealy, TX         696.34              2,170.95       392,955.19      392,955.27
052-43041   Devlin Manor                    5,535.14             40,360.41     5,532,916.39    5,532,916.86
016-43064   Eastgate Nursing                1,826.80             11,691.52     1,753,050.95    1,753,017.79
083-10013   Guardian Court Apts             3,603.31             11,935.97     2,161,322.66    2,161,322.62
073-14001   Harborside Apartments           3,504.48             14,061.18     2,073,740.52    2,073,045.09
118-43026   Highland Park Manor             2,757.12             18,046.58     2,405,250.22    2,405,233.37
073-12003   Lakeside Gardens                4,229.81             16,971.48     2,504,958.56    2,504,588.94
053-43083   Quality Link                    1,966.18             12,743.77     1,747,728.35    1,747,028.79
062-11019   Riverchase Garden Apts          2,743.47             39,905.05     5,980,328.42    5,980,327.27
117-43048   Southern Oaks Nursing Home      2,734.08             17,895.79     2,385,177.98    2,385,169.47
000-43043   Stoddard Baptist Nursing Home       0.00             58,574.16     8,888,269.37    8,888,268.17
121-35818   Woodcreek Apartments                0.00             24,077.21     4,050,262.46    4,050,262.78
                                       -------------           -----------   --------------   -------------
            FHA Subtotal                   35,110.69            308,317.12    45,757,091.02   45,950,592.70


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  01-January-02

                                                                                                     Scheduled            Actual
                                              Maturity         Note        GNMA       Pass-thru      Beginning          Beginning
Loan No.    Property Name                       Date           Rate        Rate          Rate         Balance            Balance
--------    -------------                     --------         ------      ------     ---------    --------------     -------------
364007      Baptist Retirement System         06/15/18         8.250%      8.000%       7.941%       2,888,036.62      2,879,419.31
364008      Bellhaven Nursing Center          12/15/31         8.625%      8.375%       8.316%      13,868,599.74     13,868,597.80
385399      Capital Crossing Apts             05/15/21         7.980%      7.730%       7.671%       9,804,937.66      9,804,936.70
355545      Cherry Creek Duplexes             04/15/20         8.125%      7.875%       7.816%       2,837,703.70      2,837,703.76
383725      Elwood Gardens                    06/15/29         8.150%      7.875%       7.816%       2,500,268.25      2,500,268.21
382271      Fox Hills Apartments              05/15/24         8.700%      8.250%       8.191%         929,347.62        929,347.61
332150      Koh Apartments                    02/15/28         8.250%      8.000%       7.941%         990,343.92        990,342.74
391963      Marshall House                    06/15/34         8.250%      8.000%       7.941%       1,299,287.05      1,299,286.12
318504      Plaza Apartments                  11/15/30         8.000%      7.750%       7.691%       1,245,470.39      1,245,470.73
365647      The Rebecca Apartments            03/15/34         8.500%      8.250%       8.191%       3,034,219.70      3,034,219.82
400387      Regal Ridge Apartments            04/15/35         8.250%      8.000%       7.941%       4,356,596.23      4,356,596.20
321020      Regent Apartments                 11/15/27         8.250%      8.000%       7.941%       4,092,884.53      4,092,883.30
398270      River Chase II                    12/15/34         8.125%      7.875%       7.816%       4,657,222.66      4,657,221.14
364019      Riverview Health                  06/15/34         8.625%      8.250%       8.191%       9,115,762.07      9,115,762.07
                                                                                                  ---------------   ---------------
            GNMA Subtotal                     10/01/29          8.34%       8.07%        8.01%      61,620,680.14     61,612,055.51

            Total                             05/01/29          8.69%       8.42%        8.36%     107,458,034.98    107,599,164.04


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  01-January-02

                                             Scheduled        Actual        Scheduled        Actual        Scheduled    Actual Net
                                               P & I          P & I         Principal       Principal       Interest    Interest
Loan No.    Property Name                     (Gross)         (Net)          Payment         Payment        Payment     Payment
--------    -------------                    ---------     ------------     ----------      ---------      ----------   ----------
364007      Baptist Retirement System        26,719.70        26,119.82       6,923.69       6,923.69       19,196.13    19,196.13
364008      Bellhaven Nursing Center        107,805.31       104,916.00       8,124.74       8,124.74       96,791.26    96,791.26
385399      Capital Crossing Apts            82,749.62        80,706.97      17,546.84      17,546.84       63,160.13    63,160.13
355545      Cherry Creek Duplexes            24,794.25        24,203.05       5,580.62       5,580.62       18,622.43    18,622.43
383725      Elwood Gardens                   19,003.15        18,430.18       2,022.17       2,022.17       16,408.01    16,408.01
382271      Fox Hills Apartments              7,854.81         7,506.31       1,117.05       1,117.05        6,389.26     6,389.26
332150      Koh Apartments                    7,697.96         7,491.64         889.36         889.36        6,602.28     6,602.28
391963      Marshall House                    9,590.88         9,320.21         658.30         658.30        8,661.91     8,661.91
318504      Plaza Apartments                  9,215.81         8,956.33         912.66         912.66        8,043.67     8,043.67
365647      The Rebecca Apartments           22,978.10        22,345.94       1,485.68       1,485.68       20,860.26    20,860.26
400387      Regal Ridge Apartments           32,002.70        31,095.07       2,051.10       2,051.10       29,043.97    29,043.97
321020      Regent Apartments                31,900.62        31,047.92       3,762.03       3,762.03       27,285.89    27,285.89
398270      River Chase II                   33,873.94        32,903.71       2,340.70       2,340.70       30,563.01    30,563.01
364019      Riverview Health                 69,760.58        66,911.91       4,241.05       4,241.05       62,670.86    62,670.86
                                          ------------     ------------   ------------     ----------    ------------  -----------
            GNMA Subtotal                   485,947.43       471,955.07      57,655.99      57,655.99      414,299.08   414,299.08

            Total                           918,486.14       851,882.89     137,919.81      94,171.82      758,760.39   757,711.07


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  01-January-02

                                                        Scheduled           Actual        Delinquency
 Loan No.    Property Name                              Ending Bal.       Ending Bal.       Status
 --------    -------------                             --------------    --------------   -----------
364007      Baptist Retirement System                    2,881,112.93      2,872,495.62
364008      Bellhaven Nursing Center                    13,860,475.00     13,860,473.06
385399      Capital Crossing Apts                        9,787,390.82      9,787,389.86
355545      Cherry Creek Duplexes                        2,832,123.08      2,832,123.14
383725      Elwood Gardens                               2,498,246.08      2,498,246.04
382271      Fox Hills Apartments                           928,230.57        928,230.56
332150      Koh Apartments                                 989,454.56        989,453.38
391963      Marshall House                               1,298,628.75      1,298,627.82
318504      Plaza Apartments                             1,244,557.73      1,244,558.07
365647      The Rebecca Apartments                       3,032,734.02      3,032,734.14
400387      Regal Ridge Apartments                       4,354,545.13      4,354,545.10
321020      Regent Apartments                            4,089,122.50      4,089,121.27
398270      River Chase II                               4,654,881.96      4,654,880.44
364019      Riverview Health                             9,111,521.02      9,111,521.02
                                                      ---------------   ---------------
            GNMA Subtotal                               61,563,024.15     61,554,399.52

            Total                                      107,320,115.17    107,504,992.22
